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                                                                    EXHIBIT 10.3

                                LOUDCLOUD, INC.

                           2000 INCENTIVE STOCK PLAN


     1.  Purposes of the Plan.  The purposes of this 2000 Stock Plan are:
         --------------------

           .  to attract and retain the best available personnel,

           . to provide additional incentive to Employees, Directors and Consultants, and

           .  to promote the success of the Company's business.

           Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights and Stock Appreciation Rights may also be granted under the Plan.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

           (a)  "Administrator" means the Board or any of its Committees as
                 -------------
shall be administering the Plan, in accordance with Section 4 of the Plan.

           (b)  "Applicable Laws" means the requirements relating to the
                 ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

           (c)  "Award" means, individually or collectively, a grant under the
                 -----
Plan of Options, Stock Purchase Rights, or Stock Appreciation Rights.

           (d)  "Award Agreement" means a written or electronic agreement
                 ---------------
between the Company and a Participant evidencing the terms and conditions of each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

           (e)  "Board" means the Board of Directors of the Company.
                 -----

           (f)  "Change of Control" means the occurrence of any of the
                 -----------------
following events:

             (i)  Any "person" (as such term is used in Sections 13(d) and 14(d)
of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or
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            (ii)  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or

           (iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

            (iv) A change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. "Incumbent Directors" shall mean Directors who either (A) are Directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

           (g)  "Code" means the Internal Revenue Code of 1986, as amended.
                 ----

           (h)  "Committee"  means a committee of Directors appointed by the
                 ---------
Board in accordance with Section 4 of the Plan.

           (i)  "Common Stock" means the common stock of the Company.
                 ------------

           (j)  "Company" means Loudcloud, Inc., a Delaware corporation.
                 -------

           (k)  "Consultant" means any person, including an advisor, engaged by
                 ----------
the Company or a Parent or Subsidiary to render services to such entity; provided however, that an individual providing services only as a Director shall not be considered a Consultant.

           (l)  "Director" means a member of the Board.
                 --------

           (m)  "Disability" means total and permanent disability as defined in
                 ----------
Section 22(e)(3) of the Code.

           (n)  "Employee" means any person, including Officers and Directors,
                 --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a

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Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

           (o)  "Exchange Act" means the Securities Exchange Act of 1934, as
                 ------------
amended.

           (p)  "Fair Market Value" means, as of any date, the value of Common
                 -----------------
Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

           (q)  "Incentive Stock Option" means an Option intended to qualify as
                 ----------------------
an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

           (r)  "Inside Director" means a Director who is an Employee.
                 ---------------

           (s)  "IPO Effective Date" means the date upon which the Securities
                 ------------------
and Exchange Commission declares the initial public offering of the Company's Common Stock as effective.

           (t)  "Nonstatutory Stock Option" means an Option not intended to
                 -------------------------
qualify as an Incentive Stock Option.

           (u)  "Officer" means a person who is an officer of the Company
                 -------
within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

           (v)  "Option" means a stock option granted pursuant to the Plan.
                 ------

           (w)  "Option Exchange Program" means a program whereby outstanding
                 -----------------------
Options are surrendered in exchange for Options with a lower exercise price.

           (x)  "Optioned Stock" means the Common Stock subject to an Option or
                 --------------
Stock Purchase Right granted under the Plan.

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           (y)  "Outside Director" means a Director who is not an Employee.
                 ----------------

           (z)  "Participant" means the holder of an outstanding Award granted
                 -----------
under the Plan.

          (aa)  "Plan" means this 2000 Incentive Stock Plan, as amended and
                 ----
restated.

          (bb)  "Restricted Stock" means shares of Common Stock acquired
                ----------------
pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (cc)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                 ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (dd)  "Section 16(b)" means Section 16(b) of the Exchange Act.
                 -------------

          (ee)  "Service Provider" means an Employee, Director or Consultant.
                 ----------------

          (ff)  "Share" means a share of the Common Stock, as adjusted in
                 -----
accordance with Section 14 of the Plan.

          (gg)  "Stock Appreciation Right" or "SAR", means an award granted
                 ------------------------
alone, in connection or in tandem with a related Option, that pursuant to
Section 14 is designated as a SAR.

          (hh)  "Stock Purchase Right" means the right to purchase Common
                 --------------------
Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ii)  "Subsidiary" means a "subsidiary corporation", whether now or
                 ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 14 of
         -------------------------
the Plan, the initial number of Shares that may be optioned and sold under the Plan is 12,500,000 Shares, plus any Shares available for future issuance under the Company's 1999 Stock Plan and the Company's 2000 Stock Plan on the date the Securities and Exchange Commission declares the company's registration statement effective and any Shares returned to the 1999 Stock Plan and the 2000 Stock Plan.

           The number of Shares reserved for issuance under the Plan shall increase annually on the first day of the Company's fiscal year beginning in 2003 by an amount of Shares equal to the lesser of (i) 9,000,000 Shares, (ii) 8% of the outstanding Shares on such date (which percentage shall decrease to 6% for fiscal years beginning after 2007 and remain constant thereafter) or (iii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

           If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, pursuant to an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan,

                                      -4-
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except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.  Administration of the Plan.
         --------------------------

           (a)  Procedure.
                ---------

             (i)  Multiple Administrative Bodies.  The Plan may be administered
                  ------------------------------
by different Committees with respect to different groups of Service Providers.

            (ii)  Section 162(m).  To the extent that the Administrator
                  --------------
determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

           (iii)  Rule 16b-3.  To the extent desirable to qualify transactions
                  ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)  Other Administration.  Other than as provided above, the Plan
                  --------------------
shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b)  Powers of the Administrator.  Subject to the provisions of the Plan,
          ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             (i)  to determine the Fair Market Value;

            (ii) to select the Service Providers to whom Awards may be granted hereunder;

           (iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

            (iv)  to approve forms of agreement for use under the Plan;

             (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vi) to reduce the exercise price of any Award to the then current Fair Markter Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

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           (vii)  to institute an Option Exchange Program;

          (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

            (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

             (x) to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

            (xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

           (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

          (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

           (c)  Effect of Administrator's Decision.  The Administrator's
                ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Participants.

     5.  Eligibility.  Nonstatutory Stock Options, Stock Purchase Rights and
         -----------
Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.  Limitations.
         -----------

           (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

           (b) Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor shall

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they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without Cause.

           (c)  The following limitations shall apply to grants of Options:

             (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

            (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 2,000,000 Shares, which shall not count against the limit, set forth in subsection (i) above.

           (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 14.

            (iv) In applying the limits of subsections (i) and (ii), the Administrator, to the extent required to qualify Options as "performance-based compensation" within the meaning of Section 162(m) of the Code, shall apply the rules of Section 162(m) as necessary or appropriate to reflect an Option that is cancelled or the exercise price of which is reduced.

     7.  Term of Plan.  Subject to Section 21 of the Plan, the Plan shall become
         ------------
effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

     8.  Term of Option.  The term of each Option shall be stated in the Award
         --------------
Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

     9.  Option Exercise Price and Consideration.
         ---------------------------------------

           (a)  Exercise Price.  The per share exercise price for the Shares to
                --------------
be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

             (i)  In the case of an Incentive Stock Option

                (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

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                (B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

           (iii) Notwithstanding the preceding, in the event that the Company or a Subsidiary consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Administrator, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

           (b)  Waiting Period and Exercise Dates.  At the time an Option is
                ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

           (c)  Form of Consideration.  The Administrator shall determine the
                ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

             (i)  cash;

            (ii)  check;

           (iii)  promissory note;

            (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

             (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

            (vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

           (vii)  any combination of the foregoing methods of payment; or

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          (viii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  Exercise of Option.
          ------------------

           (a)  Procedure for Exercise; Rights as a Stockholder.  Any Option
                -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

           An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

           Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

           (b)  Termination of Relationship as a Service Provider.  Subject to
              -------------------------------------------------
Section 14, if a Participant ceases to be a Service Provider (but not in the event of a Participant's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), such Participant may, but only within such period of time as is specified in the Award Agreement (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise his or her Option to the extent that the Participant was entitled to exercise it at the date of such termination. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

           (c)  Disability of Optionee.  If a Participant ceases to be a
                ----------------------
Service Provider as a result of the Participant's Disability, the Participant may, but only within twelve (12) months from the date

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of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise his or her Option to the extent that the Option is vested on the date of termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

           (d)  Death of Optionee.  If a Participant dies while a Service
                -----------------
Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Participant's estate or, if none, by the person(s) entitled to exercise the Option under the Participant's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

           (e)  Buyout Provisions.  The Administrator may at any time offer to
                -----------------
buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

     11.  Stock Purchase Rights.
          ---------------------

           (a)  Rights to Purchase.  Stock Purchase Rights may be issued either
                ------------------
alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the Participant in writing or electronically, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of an Award Agreement in the form determined by the Administrator.

           (b)  Repurchase Option.  Unless the Administrator determines
                -----------------
otherwise, the Award Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Award Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

           (c)  Other Provisions.  The Award Agreement shall contain such other
                ----------------
terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

           (d)  Rights as a Stockholder.  Once the Stock Purchase Right is
                -----------------------
exercised, the purchaser shall have the rights equivalent to those of a Stockholder, and shall be a Stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

     12.  Non-Transferability of Awards.  Unless determined otherwise by the
          -----------------------------
Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

     13.  Formula Option Grants to Outside Directors. Outside Directors shall be
          ------------------------------------------
granted Options in accordance with the following provisions:

           (a) All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

           (b)  Except as provided in subsection (d) below:

             (i) Each individual who first becomes an Outside Director after the IPO Effective Date automatically shall, on the date he or she first becomes an Outside Director, be granted an Option to purchase 50,000 Shares.

            (ii) Notwithstanding (i) above, an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

           (c) Except as provided in subsection (d) below, each Outside Director shall be automatically granted an Option to purchase 25,000 Shares (a "Subsequent Option") following each annual meeting of the stockholders of the Company occurring after the end of the Company's fiscal year 2002, if immediately after such meeting, he or she shall continue to serve on the Board and shall have served on the Board for at least the preceding six (6) months.

           (d) Notwithstanding the provisions of subsections (b) and (c) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 21 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 21 hereof.

           (e) The terms of each First Option granted pursuant to this Section shall be as follows:

             (i)  the term of the Option shall be ten (10) years.

            (ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

           (iii) 25% of the Shares subject to the Option shall vest twelve months after the date of grant and 1/48 of the Shares subject to the Option shall vest each month thereafter provided that the Outside Director shall continue to serve on the Board on such dates.

           (f) The terms of each Subsequent Option granted pursuant to this Section shall be as follows:

             (i)  the term of the Option shall be ten (10) years.

            (ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

           (iii) 25% of the Shares subject to the Option shall vest twelve months after the date of grant and 1/48 of the Shares subject to the Option shall vest each month thereafter provided that the Outside Director shall continue to serve on the Board on such dates.

     14.  Stock Appreciation Rights.
          -------------------------

           (a)  Grant of SARs.  Subject to the terms and conditions of the Plan,
                -------------
SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

           (b)  Exercise Price and Other Terms.  The Administrator, subject to
                ------------------------------
the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

           (c)  SAR Agreement.  Each SAR grant shall be evidenced by an Award
                -------------
Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

           (d)  Expiration of SARs.  A SAR granted under the Plan shall expire
                ------------------
upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of
Section 10(b), 10(c) and 10(d) also shall apply to SARs.

           (e)  Payment of SAR Amount.  Upon exercise of a SAR, a Participant
                ---------------------
shall be entitled to receive payment from the Company in an amount determined by multiplying:

             (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

            (ii) The number of Shares with respect to which the SAR is exercised.

     (f)  Payment Upon Exercise of SAR. At the discretion of the Administrator,
          ----------------------------
payment for a SAR may be in cash, Shares or a combination thereof.

     15.  Adjustments Upon Changes in Capitalization, Merger or Asset Sale.
          ----------------------------------------------------------------

           (a)  Changes in Capitalization.  Subject to any required action by
                -------------------------
the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

           (b)  Dissolution or Liquidation.  In the event of the proposed
                --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award for a number of days (determined by the Administrator in its sole discretion) prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

           (c)  Merger or Asset Sale. In the event of a merger of the Company
                --------------------
with or into another corporation, or the sale of all or substantially all of the assets of the Company (a "Merger"), each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the "Successor Corporation"). In the event that the Successor Corporation refuses to assume or substitute for the Award, the Optionee shall fully vest in and have the right to exercise the Award as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Merger, the Administrator shall notify the Optionee in writing or electronically that the Award shall be fully vested and exercisable for a period of time (determined by the Administrator in its sole discretion) from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this Section 14(c), the Award shall be considered assumed if, following the Merger, the award confers the right to purchase or receive, for each Share of Optioned Stock subject to the Award immediately prior to the Merger, the consideration (whether stock, cash, or other securities or property) received in the Merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Merger is not solely common stock of the Successor Corporation or its Parent, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Optioned Stock subject to the Award, to be solely common stock of the Successor Corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Merger.

     16.  Change of Control.  In the event of a Change of Control, each
          -----------------
outstanding Option held by an Outside Director shall vest and become exercisable in full as to all of the Optioned Stock, including Shares as to which the Outside Director would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable as provided in this paragraph, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of time (determined by the Administrator in its sole discretion) from the date of such notice, and the Option shall terminate upon the expiration of such period.

     17.  Date of Grant.  The date of grant of an Award shall be, for all
          -------------
purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     18.  Amendment and Termination of the Plan.
          -------------------------------------

           (a)  Amendment and Termination.  The Board may at any time amend,
                -------------------------
alter, suspend or terminate the Plan.

           (b)  Stockholder Approval.  The Company shall obtain Stockholder any
                --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

           (c)  Effect of Amendment or Termination.  No amendment, alteration,
                ----------------------------------
suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     19.  Conditions Upon Issuance of Shares.
          ----------------------------------

           (a)  Legal Compliance.  Shares shall not be issued pursuant to the
                ----------------
exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

           (b)  Investment Representations.  As a condition to the exercise
                --------------------------
an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     20.  Inability to Obtain Authority.  The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     21.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     22.  Stockholder Approval.  The Plan shall be subject to approval by the
          --------------------
Stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such Stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.